Exhibit 99.2

Investor Supplement
Period from December 1 to December 31, 2017
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

Fidelity & Guaranty Life (“FGL”; NYSE: FGL), a former majority owned subsidiary of HRG Group, Inc. (“HRG”; NYSE: HRG), completed the merger with CF Corporation (NASDAQ: CFCO) (“CF Corp”) and its related entities (“CF Entities”), on November 30, 2017. As a result of the Business Combination completed November 30, 2017, CF Corp changed their name to FGL Holdings (NYSE: FG). For accounting purposes, FGL Holdings was determined to be the acquirer and FGL was deemed the acquired party and accounting predecessor. In addition, on November 30, 2017 CF Corp acquired all of the issued and outstanding shares of Front Street Re (Cayman) Ltd. and Front Street Re. Ltd (collectively "FSR Companies"). Our financial statement presentation includes the financial statements of FGL and its subsidiaries as “Predecessor” for the periods prior to the completion of the Business Combination and FGL Holdings, including the consolidation of FGL and its subsidiaries and FSR Companies, as "Successor" for periods from and after the Closing Date. Our Consolidated Financial Statements are presented: (i) unaudited as of December 31, 2017 and for the period December 1, 2017 to December 31, 2017 (Successor); (ii) unaudited for the period October 1, 2017 to November 30, 2017 (Predecessor); (iii) for the unaudited period October 1, 2016 to December 31, 2016 (Predecessor); and (iv) as of September 30, 2017 and 2016, and for each of the years in the three year period ended September 30, 2017 (Predecessor).

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FGL HOLDINGS
Financial Supplement
December 31, 2017
(All periods are unaudited)

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

FGL HOLDINGS
Consolidated Financial Highlights

	One Month Ended	Two Months Ended	Three Months Ended
	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Premiums	$3	$7	$16	$12	$3	$11
Net investment income	92	174	261	257	247	240
Net investment gains (losses)	42	146	117	67	81	51
Insurance and investment product fees and other	28	35	41	44	44	38
Total revenues	165	362	435	380	375	340

Net income (loss)	$(102)	$28	$61	$32	$22	$108
Adjusted Operating Income ("AOI") (1)	$3	$36	$63	$37	$36	$41
Dividends on preferred stock	(2)	—	—	—	—	—
AOI available to common shareholders	1	36	63	37	36	41

Per Unrestricted Common Shares Amounts:
Basic:
Net (loss) income available to common shareholders	$(0.49)	$0.48	$1.06	$0.54	$0.38	$1.85
AOI available to common shareholders (1)	$—	$0.62	$1.08	$0.63	$0.62	$0.70
Diluted:
Net (loss) income available to common shareholders	$(0.49)	$0.47	$1.06	$0.54	$0.38	$1.85
AOI available to common shareholders (1)	$—	$0.62	$1.08	$0.63	$0.62	$0.70

Dividends Paid to Common Shareholders Per Share	$—	$0.065	$0.065	$0.065	$0.065	$0.065

At Period End
Cash and cash equivalents	$1,215	$924	$885	$799	$887	$632
Total investments	$23,604	$23,326	$23,072	$22,627	$21,813	$21,076
Total assets	$29,929	$29,227	$28,965	$28,402	$27,897	$26,952
Contractholder funds	$21,844	$21,083	$20,792	$20,342	$20,052	$19,486
Future policy benefits	$4,751	$3,401	$3,412	$3,423	$3,435	$3,453
Debt (including revolving credit facility)	$412	$405	$405	$405	$405	$400
Total equity	$1,975	$2,284	$2,247	$2,113	$1,908	$1,752
Total equity excluding Accumulated Other Comprehensive Income (AOCI)	$1,900	$1,729	$1,704	$1,646	$1,617	$1,599
Common shares issued and outstanding	214.37	59.00	58.93	58.99	58.99	58.98

GAAP Book value per common share (1)	$7.45	$38.71	$38.13	$35.82	$32.34	$29.70
GAAP Book value per common share excluding AOCI (1)	$7.10	$29.31	$28.92	$27.90	$27.41	$27.11
Debt to total Capitalization excluding AOCI (1)	17.8%	19.0%	19.2%	19.7%	20.0%	20.0%
Return on average common shareholders' equity excluding AOCI (1)	N/M	6.5%	14.6%	7.8%	5.5%	27.9%

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

	One Month Ended	Two Months Ended	Three Months Ended
	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Statutory Book value per share	$4.26	$25.91	$25.91	$25.18	$26.06	$22.43
Statutory Book value per share excluding IMR and AVR	$6.92	$34.99	$34.99	$34.30	$35.28	$32.18
(1) Refer to "Non-GAAP Financial Measures" for further details
N/M - Not meaningful

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

FGL HOLDINGS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: December 31, 2017 - $21,475; September 30, 2017 - $20,063; September 30, 2016 - $18,521)	$21,590	$21,154	$20,766	$20,052	$19,437
Equity securities, available-for-sale, at fair value (amortized cost: December 31, 2017 - $764; September 30, 2017 - $733; September 30, 2016 - $640)	761	773	774	712	696
Derivative investments	492	413	361	351	314
Short term investments	25	—	—	—	—
Commercial mortgage loans	548	547	550	579	582
Other invested assets	188	185	176	119	47
Total investments	23,604	23,072	22,627	21,813	21,076
Related party loans	—	71	71	71	71
Cash and cash equivalents	1,215	885	799	887	632
Accrued investment income	211	231	204	225	201
Funds withheld for reinsurance receivables at fair value	756	—	—	—	—
Reinsurance recoverable	2,506	3,375	3,390	3,426	3,444
Intangibles, net	844	1,129	1,097	1,184	1,228
Deferred tax assets, net	163	—	—	87	68
Goodwill	470	—	—	—	—
Other assets	160	202	214	204	232
Total assets	$29,929	$28,965	$28,402	$27,897	$26,952

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$21,844	$20,792	$20,342	$20,052	$19,486
Future policy benefits, including $728 at fair value at December 31, 2017	4,751	3,412	3,423	3,435	3,453
Funds withheld for reinsurance liabilities	2	1,083	1,106	1,134	1,142
Liability for policy and contract claims	78	67	57	60	53
Debt	307	300	300	300	300
Revolving credit facility	105	105	105	105	100
Deferred tax liability, net	—	62	11	—	—
Other liabilities	867	897	945	903	666
Total liabilities	27,954	26,718	26,289	25,989	25,200

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor

Shareholders' equity:
Preferred stock ($.0001 par value, 100,000,000 shares authorized, 375,000 shares issued and outstanding at December 31, 2017; $.01 par value, 50,000,000 shares authorized, no shares issued at September 30, 2017 and September 30, 2016, respectively)	—	—	—	—	—
Common stock ($.0001 par value, 800,000,000 shares authorized, 214,370,000 issued and outstanding at December 31, 2017; $.01 par value, 500,000,000 shares authorized, 58,933,415 and 58,956,127 issued and outstanding at September 30, 2017 and September 30, 2016, respectively)	—	1	1	1	1
Additional paid-in capital	2,060	716	716	715	715
Retained earnings (Accumulated deficit)	(160)	1,000	942	914	896
Accumulated other comprehensive income	75	543	467	291	153
Treasury stock, at cost (no shares at December 31, 2017; 568,847 shares at September 30, 2017; 537,613 shares at September 30, 2016)	—	(13)	(13)	(13)	(13)
Total shareholders' equity	1,975	2,247	2,113	1,908	1,752
Total liabilities and shareholders' equity	$29,929	$28,965	$28,402	$27,897	$26,952

Equity attributable to preferred shareholders (1)	$377	$—	$—	$—	$—
(1) Refer to "Non-GAAP Financial Measures" for further details

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	One Month Ended	Two Months Ended	Three Months Ended
	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Traditional life insurance premiums	$3	$6	$10	$7	$—	$10
Life contingent immediate annuity	—	1	6	5	3	1
Net investment income	92	174	261	257	247	240
Net investment gains (losses)	42	146	117	67	81	51
Surrender charges	3	10	9	9	9	7
Cost of insurance fees and other income	25	25	32	35	35	31
Total revenues	165	362	435	380	375	340
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	7	12	18	21	11	22
Life contingent immediate annuity benefits and changes in future policy benefits	11	13	26	20	18	18
Interest sensitive and index product benefits and changes in future policy benefits	123	202	276	194	239	(20)
General expenses	11	47	30	35	30	25
Acquisition expenses	27	44	65	72	81	92
Deferred acquisition costs ("DAC")	(22)	(40)	(59)	(67)	(78)	(89)
Amortization of intangibles	1	36	(14)	51	33	123
Total benefits and expenses	158	314	342	326	334	171
Operating income	7	48	93	54	41	169
Interest expense	(2)	(4)	(6)	(6)	(6)	(6)
Income before income taxes	5	44	87	48	35	163
Income tax expense	(107)	(16)	(26)	(16)	(13)	(55)
Net (loss) income	$(102)	$28	$61	$32	$22	$108
Less Preferred stock dividend	2	—	—	—	—	—
Net (loss) income available to common shareholders	(104)	28	61	32	22	108

Net (loss) income available to common shareholders per common share:

Basic	$(0.49)	$0.48	$1.06	$0.54	$0.38	$1.85
Diluted	$(0.49)	$0.47	$1.06	$0.54	$0.38	$1.85
Weighted average common shares used in computing net income per common share:
Basic	214.37	$58.34	58.34	58.34	58.33	58.28
Diluted	214.37	$58.49	58.48	58.44	58.38	58.37

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Reconciliation from Net (Loss) Income to Adjusted Operating Income ("AOI ")

	One Month Ended	Two Months Ended	Three Months Ended
	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Net (loss) income	$(102)	$28	$61	$32	$22	$108
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	—	(6)	(5)	4	15	(1)
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	6	(10)	3	(4)	(2)	(92)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	—	(1)	5	8	8	(10)
Effect of integration, merger related & other non-operating items (b)	(8)	29	—	—	—	—
Net impact of Tax Cuts and Jobs Act	131	—	—	—	—	—
Effects of tax impact of affiliated reinsurance embedded derivative	(20)	—	—	—	—	—
Tax impact of adjusting items	(4)	(4)	(1)	(3)	(7)	36
AOI	$3	$36	$63	$37	$36	$41
Dividends on preferred stock	(2)	—	—	—	—	—
AOI available to common shareholders (1)	$1	$36	$63	$37	$36	$41

Per diluted common share:
Net (loss) income available to common shareholders	$(0.49)	$0.47	$1.06	$0.54	$0.38	$1.85
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	—	(0.10)	(0.09)	0.07	0.26	(0.02)
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	0.03	(0.17)	0.05	(0.07)	(0.04)	(1.58)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	—	(0.02)	0.09	0.14	0.14	(0.17)
Effect of integration, merger related & other non-operating items (b)	(0.04)	0.50	—	—	—	—
Net impact of Tax Cuts and Jobs Act	0.61	—	—	—	—	—
Effects of tax impact of affiliated reinsurance embedded derivative	(0.09)	—	—	—	—	—
Tax impact of adjusting items	(0.02)	(0.06)	(0.02)	(0.05)	(0.12)	0.62
AOI available to common shareholders per diluted share	$—	$0.62	$1.09	$0.63	$0.62	$0.70
(a) Amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization.
(b) Other non-operating items' for the one month ended December 31, 2017 consists of the effect of a $12 contract termination fee received

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

NON-GAAP FINANCIAL MEASURES : Successor

While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.
AOI
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of affiliated reinsurance embedded derivative, (iv) the effect of integration, merger related & other non-operating items, (v) impact of extinguishment of debt, and (vi) net impact from Tax Cuts and Jobs Act. Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments are an integral part of the overall performance of FG, market conditions and/or the non-recurring or non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.
AOI Available to Common Shareholders
AOI available to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the tax effect of change in fair value of affiliated reinsurance embedded derivative, (iv) the effect of integration, merger related & other non-operating items, (v) impact of extinguishment of debt, and (vi) net impact from Tax Cuts and Jobs act. All adjustments to AOI available to common shareholders are net of the corresponding impact on amortization of intangibles. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments are an integral part of the overall performance of FG, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, Management considers using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.
Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity and IUL sales are recorded as deposit liabilities (i.e. contract holder funds). Management believes that presentation of sales as measured for management purposes enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.
Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.
Equity Available to Preferred Shareholders
Equity available to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of return driven by the Company that is attributable to preferred stock holders.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.
Book Value per Common Share (including and excluding AOCI)
Book Value per Common Share including and excluding AOCI is calculated as Common Shareholders’ Equity and Common Shareholders Equity Excluding AOCI divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company.
Return on Common Shareholders’ Equity
Return on Common Shareholders' Equity is a non-GAAP financial measure. It is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Common Shareholders Equity Excluding AOCI
Return on Common Shareholders' Equity Excluding AOCI is a non-GAAP financial measure. It is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI is a non-GAAP financial measure. It is calculated by dividing AOI Available to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.
Debt-to-Capital
Debt-to-capital ratio is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.

Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; (iii) accrued investment income; (iv) funds withheld at fair value; (v) the net payable/receivable for the purchase/sale of investments and (iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return, inclusive of hedging costs, provided to policyholders.

Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of returned on the Company’s income generating invested assets

NON-GAAP FINANCIAL MEASURES : Predecessor
The following represents the definitions of non-GAAP measures used by the Predecessor entity.
For the period ended November 30, 2017, the Predecessor changed their definition of AOI to exclude the effects of integration and merger related expenses. Given the volume of integration and merger expenses incurred during the two months ended November 30, 2017, Predecessor management believed the exclusion of these charges from net income when calculating AOI provided users of the financial statements and other financial communications a more representative view of the results of the core business of the Predecessor for that period. Predecessor periods shown prior to November 30, 2017 have not been adjusted to reflect the new definition; however, integration and merger expenses in Predecessor periods prior to the two months ended November 30, 2017 are included within the ‘Notable Items Included in Net Income and AOI’ schedule within this document and are noted as ‘project expenses’.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

AOI
AOI is a non-GAAP economic measure the Predecessor used to evaluate financial performance each period. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of the reinsurance related embedded derivative and (iv) the effect of integration and merger related expenses. All adjustments to AOI are net of the corresponding VOBA and DAC impact. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments were an integral part of the overall performance of the Predecessor, market conditions impacting these items could overshadow the underlying performance of the Predecessor's business. Accordingly, the Predecessor believed using a measure which excluded their impact was effective in analyzing the trends of their operations. The Predecessor's non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner.
Sales
Sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity sales are recorded as deposit liabilities (i.e. contract holder funds). The Predecessor believed that presentation of sales as measured for management purposes enhances the understanding of the business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, the Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess capital position of the Predecessor.
Book Value per share (including and excluding AOCI) (presented herein as Book Value per common share including and excluding AOCI)
Book Value per share including and excluding AOCI is calculated as shareholders’ equity and shareholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding. The Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess capital position of the Predecessor.
Return on Average Shareholders’ Equity (presented herein as Return on Average Common Shareholders’ Equity)
Return on Average Shareholders’ Equity is a non-GAAP financial measure. It is calculated by dividing net income (loss) available to shareholders by total average shareholders’ equity. Average shareholders’ equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity is calculated using the beginning and ending shareholders’ equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. The Predecessor considered this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Average Shareholders’ Excluding AOCI (presented herein as Return on Average Common Shareholders’ Equity Excluding AOCI)
Return on Average Shareholders’ Equity Excluding AOCI is a non-GAAP financial measure. It is calculated by dividing net income (loss) available to common shareholders by total average shareholders’ equity excluding AOCI. Average shareholders’ equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity excluding AOCI is calculated using the beginning and ending shareholders’ equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, the Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned return on shareholders’ equity.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Adjusted Operating Return Equity Excluding AOCI (presented herein as Adjusting Operating return on common shareholders’ equity, excluding AOCI)
Adjusted Operating Return on Equity Excluding AOCI is a non-GAAP financial measure. It is calculated by dividing AOI by total average shareholders’ equity excluding AOCI. Average shareholders’ equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity is calculated using the beginning and ending shareholders’ equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. The Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on equity.
Debt-to-Capital
Debt-to-capital is computed by dividing total debt by capitalization excluding AOCI. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing capital position.

Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; and (iii) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging the Predecessor’s risk on FIA policies. The Predecessor considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Predecessor’s invested assets against the level of investment return, inclusive of hedging costs, provided to policyholders.

Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of returned on their income generating invested assets.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Summary of Adjustments to Arrive at AOI

	One Month Ended	Two Months Ended	Three Months Ended
	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Revenue:
Insurance and investment product fees and other (a)	$(12)	$—	$—	$—	$—	$—
Net investment gains (b)	—	(8)	1	15	28	(12)
Increase (decrease) in total revenues	(12)	(8)	1	15	28	(12)

Benefits and expenses:
Benefits and other changes in policy reserves (c)	7	(19)	12	(10)	(1)	(168)
Acquisition and operating expenses, net of deferrals	4	29	—	—	—	—
Amortization of intangibles (d)	(1)	10	(10)	3	(6)	77
(Decrease) increase in total benefits and expenses	10	20	2	(7)	(7)	(91)

Increase (decrease) in pre-tax operating income	(2)	12	3	8	21	(103)

(Decrease) increase in income tax expense (benefit) (e)	107	(4)	(1)	(3)	(7)	36
Increase (decrease) in net income	$105	$8	$2	$5	$14	$(67)

(a) Insurance and investment product fees and other: includes the effect of contract fee termination.
(b) Net investment gains: includes the effects of net investment gains and for the Predecessor only, the change in fair value of the reinsurance related embedded derivative.
(c) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the FIA embedded derivative discount rate.
(d) Amortization of intangibles includes the impact on DAC and VOBA of the adjustments in b-c above.
(e) The tax expense (benefit) includes the tax impact of the adjustments in a-c above, and for the Successor only, the impact of tax reform and the impact of affiliated reinsurance embedded derivative.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Notable Items Included in Net Income and AOI

Each quarterly reporting period, we identify notable items that help explain the trends in our Net Income and AOI.  These items are infrequent in nature or involve accounting volatility under general accepted accounting principles. The amounts below are included in disclosures within the Company's earnings releases to explain our Net Income and AOI results.  We believe that understanding these items provides further clarity to the financial performance of the business.

	One Month Ended	Two Months Ended	Three Months Ended
	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Net income	$(102)	$28	$61	$32	$22	$108

AOI	$3	$36	$63	$37	$36	$41
Notable Items (Not Trendable) Included within AOI [(unfavorable)/favorable]
Legacy incentive compensation (a)	—	—	—	(1)	(1)	—
Project expenses (b)	—	—	(2)	(5)	(2)	—
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	(2)	1	(2)	2	3	2
Assumption review & DAC unlocking (d)	(9)	4	21	—	(3)	—
Other, including bond prepayment income & tax valuation allowance (e)	—	—	2	—	—	2
(a) Change in certain long term incentive compensation costs, including the change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period (Predecessor only).
(b) Expenses associated with corporate development activities, including mergers & acquisitions (Predecessor periods prior to the two months ended November 30, 2017 only).
(c) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(d) Reflects unlocking from updating our DAC amortization models for actual experience and equity market fluctuations. Also, annually in the 4th fiscal quarter, we complete our Annual Assumption Review & DAC Unlocking process by adjusting our valuation assumptions to align with actual experience.
(e) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Capitalization/Book Value per Share

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Capitalization:
Debt	$412	$405	$405	$405	$400
Total debt	412	405	405	405	400
Total shareholders' equity	1,975	2,247	2,113	1,908	1,752
Total capitalization	2,387	2,652	2,518	2,313	2,152
AOCI	75	543	467	291	153
Total capitalization excluding AOCI (1)	$2,312	$2,109	$2,051	$2,022	$1,999

Total shareholders' equity	1,975	2,247	2,113	1,908	1,752
Equity available to preferred shareholders	377	—	—	—	—
Common shareholders' equity	1,598	2,247	2,113	1,908	1,752
AOCI	75	543	467	291	153
Total common shareholders' equity excluding AOCI (1)	$1,523	$1,704	$1,646	$1,617	$1,599

Common shares outstanding	214.37	58.93	58.99	58.99	58.98

Book Value per Share: (1)
GAAP Book value per common share including AOCI (1)	$7.45	$38.13	$35.82	$32.34	$29.70
GAAP Book value per common share excluding AOCI (1)	$7.10	$28.92	$27.90	$27.41	$27.11

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on Common Shareholders' Equity (1)
Return on average common shareholders' equity	N/M	11.2%	10.1%	9.6%	9.4%
Return on average common shareholders' equity, excluding AOCI (1)	N/M	13.8%	12.3%	11.1%	10.5%

Return on Common Shareholders' Equity - AOI (1)
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	0.9%	11.0%	9.8%	10.8%	11.5%

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

	Three months ended
Quarterly Average ROE	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity	N/M	11.2%	6.4%	4.8%	23.4%
Return on average common shareholders' equity, excluding AOCI (1)	N/M	14.6%	7.8%	5.5%	27.9%
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	0.9%	15.0%	9.1%	9.0%	10.6%

	Three months ended
Debt-to-Capital Ratios: (1)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Long-term debt/Total capitalization excluding AOCI (1)	17.8%	19.2%	19.7%	20.0%	20.0%
(1) Refer to "Non-GAAP Financial Measures" for further details
N/M - Not meaningful.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Financial Strength Ratings

	A.M. Best	Fitch	Moody's	S&P
Company
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BB+	Ba3	B++
Outlook		Stable	Stable	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BB+	Ba2	BB+
Outlook		Stable	Stable	Positive
F&G Re Ltd
Issuer Credit / Default Rating	Not Rated	BBB	Baa2	BBB+
Outlook		Stable	Stable	Stable
Fidelity &Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bb+	BB+	Not Rated	BB+
Outlook	Under Review With Developing Implications	Stable	Not Rated	Positive
Senior Unsecured Notes	bb+	BB	Ba2	BB+
Outlook	Under Review With Developing Implications	Stable	Stable
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	B++	BBB	Ba2	BBB+
Outlook	Under Review With Developing Implications	Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	B++	BBB	Not Rated	BBB+
Outlook	Under Review With Developing Implications	Stable	Not Rated	Stable
*Reflects current ratings and outlooks as of date of filing

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Net Investment Spread Results

(Dollars in millions)	One Month Ended	Two Months Ended	Three Months Ended
	December 31, 2017	November 30, 2017	December 31, 2016
	Successor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)
Yield on average assets under management "AAUM" (1)	4.48%	4.93%	4.85%
Less: Interest credited and option cost	(2.47)%	(2.49)%	(2.56)%
Total net investment spread - All product lines (1)	2.01%	2.44%	2.29%

FIA net investment spread	2.67%	3.05%	3.00%

Investment book yield - bonds purchased during the period (1)	4.93%	4.65%	4.78%

AAUM (1)	$24,722	$21,167	$19,768
(1) Refer to "Non-GAAP Financial Measures" for further details

Sales Results by Product

(Dollars in millions)	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor	Predecessor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Fixed index annuities ("FIA")	$462	$424	$455	$438	$551
Fixed rate annuities ("MYGA")	161	164	127	158	97
Institutional spread based (1)	—	—	—	136	—
Total Annuity	$623	$588	$582	$732	$648
Index universal life	7	6	9	14	17
ULIC (FSR International)	8	—	—	—	—
Total Sales	$638	$594	$591	$746	$665
(1) Institutional spread based product sales from funding agreement investment contracts issued with the Federal Home Loan Bank and held in our separate account.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	One month ended (b)	Two months ended	Three months ended
	December 31, 2017	November 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
	Successor	Predecessor
	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$17,892	$16,819	$16,430	$16,114	$15,603	$15,250
Net deposits	223	404	598	591	603	655
Premium and interest bonuses	5	9	11	12	12	13
Fixed interest credited and index credits	71	130	147	154	153	87
Guaranteed product rider fees	(8)	(14)	(17)	(18)	(18)	(16)
Surrenders, withdrawals, deaths, etc.	(142)	(256)	(350)	(423)	(239)	(386)
Account balance at end of period	$18,041	$17,092	$16,819	$16,430	$16,114	$15,603
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.
(b) Beginning balance as of December 1, 2017 is inclusive of FSR after the Business Combination was completed
Annuity Deposits by Product Type

	One Month Ended	Two Months Ended	Three Months Ended
Product Type	December 31, 2017	November 30, 2017	December 31, 2016
	Successor	Predecessor	Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$146	$236	$437
Fixed Strategy	32	52	119
	178	288	556

Fixed Rate Annuities:
Single-Year Rate Guaranteed	1	—	2
Multi-Year Rate Guaranteed	44	116	97

Total before coinsurance ceded	223	404	655
Coinsurance ceded	—	—	—
Net after coinsurance ceded	$223	$404	$655

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at December 31, 2017 (unaudited):

	Surrender Charge			Net Account Value
	(Unaudited)
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$14,152	78%
Single-Year Rate Guaranteed	10	1	1%	634	4%
Multi-Year Rate Guaranteed	5	3	7%	3,255	18%
Total				$18,041	100%

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$774	$2,194
0.0% < 2.0%	31	344
2.0% < 4.0%	28	321
4.0% < 6.0%	586	715
6.0% < 8.0%	673	1,885
8.0% < 10.0%	1,763	2,547
10.0% or greater	34	6,146
	$3,889	$14,152

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of surrender charge	$2,899	—%
2018	1,250	4%
2019 - 2020	1,913	6%
2021 - 2022	3,127	8%
2023 - 2024	1,845	8%
Thereafter	7,007	11%
	$18,041	7%

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,071	$1,431
0.0% - 1.0%	399	1,287
1.0% - 2.0%	324	56
2.0% - 3.0%	2,073	13
3.0% - 4.0%	22	—
Allocated to index strategies	—	11,365
	$3,889	$14,152

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	(Unaudited)
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,634	$665	$—
2-3%	739	—	—	—	—
3-4%	1,099	—	399	—	—
4-5%	432	—	396	—	—
5-6%	79	2	110	5	—
6-7%	37	2	21	—	7
7% +	70	38	191	—	73
Total:	$2,456	$42	$2,751	$670	$80

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$1,605
1% to 2%	2,513
2% to 3%	666
3% +	110
Total:	$4,894

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
	(Unaudited)
Current Cap	(Dollars in millions)
At minimum	—	$21
2% to 5%	2	—
5% to 7%	10	53
7% to 9%	—	44
9% to 11%	—	19
11% to 13%	—	9
Total:	$12	$146
There is an additional $317 million Account Value allocated to strategies not listed above. Of this $317 million, $14 million is at the guaranteed rates.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	December 31, 2017			September 30, 2017
	Successor			Predecessor
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$84	$84	1%	$105	$107	—%
United States Government sponsored entities	123	122	1%	127	128	1%
United States municipalities, states and territories	1,736	1,747	7%	1,573	1,726	8%
Corporate securities:
Finance, insurance and real estate	5,898	5,930	25%	5,400	5,806	25%
Manufacturing, construction and mining	988	996	4%	980	1,018	4%
Utilities, energy and related sectors	2,260	2,278	10%	2,109	2,202	10%
Wholesale/retail trade	1,448	1,457	6%	1,342	1,408	6%
Services, media and other	2,320	2,354	10%	2,196	2,296	10%
Hybrid securities	1,445	1,446	6%	1,388	1,465	6%
Non-agency residential mortgage-backed securities	1,156	1,155	5%	1,031	1,150	5%
Commercial mortgage-backed securities	956	956	4%	974	978	4%
Asset-backed securities	3,061	3,065	13%	2,838	2,870	13%
Equity securities	764	761	3%	733	773	3%
Commercial mortgage loans	548	549	2%	547	552	2%
Other (primarily derivatives)	647	678	3%	410	595	3%
Short term investments	25	25	—%	—	—	—%
Total	$23,459	$23,603	100%	$21,753	$23,074	100%

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Credit Quality of Fixed Maturity Securities at December 31, 2017 (unaudited)

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$11,217	52%	AAA	$1,784	8%
2	9,086	42%	AA	2,036	9%
3	1,089	5%	A	5,887	27%
4	136	1%	BBB	9,810	46%
5	61	—%	BB	994	5%
6	1	—%	B and below	1,079	5%
	$21,590	100%		$21,590	100%

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	December 31, 2017
	Successor
	(Unaudited)
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$123	$122
Prime	199	199
Subprime	267	267
Alt-A	690	689
	$1,279	$1,277
Total by NAIC designation
1	$1,249	$1,247
2	18	18
3	7	7
4	1	1
5	4	4
	$1,279	$1,277

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	December 31, 2017
	Successor
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
Wells Fargo & Company	$155	0.7%
Metropolitan Transportation Authority (NY)	123	0.5%
JP Morgan Chase & Co.	114	0.5%
General Electric Company	104	0.4%
Nationwide Mutual Insurance Company	103	0.4%
Goldman Sachs Group, Inc.	98	0.4%
Entergy Corp	94	0.4%
Bank of America Corp	92	0.4%
Bank of New York Mellon Corp	92	0.4%
Metlife, Inc.	91	0.4%
(a) Issuers excluding U.S. Governmental securities and any securities held in our funds withheld portfolio.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Reinsurance Counterparty Risk Top 5 Reinsurers

		(Unaudited)
(Dollars in millions)		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Reinsurance	$1,580	A+	Not Rated	A+
Scottish Re	180	Not Rated	Not Rated	Not Rated
Security Life of Denver	169	A	A	A
London Life	113	A	Not Rated	Not Rated
Swiss Re Life and Health	106	A+	AA-	Not Rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Shareholder Information

Corporate Offices:
FGL Holdings
Sterling House
16 Wesley Street
Hamilton HM CX, Bermuda

Investor Contact:
Diana Hickert-Hill
Fidelity & Guaranty Life
Investors@fglife.com
410-487-0992

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
NYSE symbol: "FG"

	High	Low	Close	Dividend Declared
2017 (Successor unaudited)
One Month Ended December 31, 2017	$10.10	$9.19	$10.02	$—

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FGL HOLDINGS
Financial Supplement - December 31, 2017
(unaudited)

Research Analyst Coverage

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgan.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com